Advisory Research All Cap Value Fund (ADVGX)
Advisory Research International Small Cap Value Fund (ADVIX)
Advisory Research International All Cap Value Fund (ADVEX)
Advisory Research Global Value Fund (ADVWX)
Advisory Research Strategic Income Fund (ADVNX)
Each a series of Investment Managers Series Trust

Supplement dated November 6, 2013
To the Prospectus and Statement of Additional Information dated February 28, 2013

Notice to Existing Shareholders of Advisory Research All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research Global Value Fund, and Advisory Research Strategic Income Fund (collectively, the “Funds”):

Brien M. O’Brien is no longer a portfolio manager of the Funds.

In addition, Bruce M. Zessar is now an additional portfolio manager of the Advisory Research Global Value Fund.

The following replaces the text in the section titled “Portfolio Managers” for Advisory Research Global Value Fund in the section titled “SUMMARY SECTION - Portfolio Managers” in the Fund’s Prospectus:

James M. Langer, Matthew K. Swaim, Jonathan P. Brodsky, Marco P. Priani and Drew Edwards have served as the portfolio managers of the Fund since its inception. Bruce M. Zessar has served as a portfolio manager of the Fund since November 2013.

The following replaces any inconsistent information in the section titled “MANAGEMENT OF THE FUNDS - Portfolio Managers” in the Fund’s Statement of Additional Information:

The Global Value Fund is team managed by James M. Langer, Matthew K. Swaim, Bruce M. Zessar, Jonathan P. Brodsky, Marco P. Priani and Drew Edwards.

Please file this Supplement with your records.